Exhibit 99.1

Deloitte. INDEPENDENT AUDITOR'S REPORT Canadian Tire Corporation Limited 2180 Yonge Street, Toronto, Canada Deloitte AS Dronning Eufemias gate 14 NO-0191 Oslo Norway Tel: +47 23 27 90 00 www.deloitte.no Opinion We have audited the combined consolidated financial statements of CTC Triangle B.V. and subsidiaries, and 50% joint venture share of HH ALI PTE. LTD (together the "Group"), which comprise the combined consolidated statements of financial position as of December 31, 2024 and 2023, and the related combined consolidated statements of comprehensive income, changes in equity, and statement of cash flows for the years then ended, and the related notes to the combined consolidated financial statements (collectively referred to as the "financial statements"). In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Group as of December 31, 2024, and 2023, and the results of its operations and its cash flows for the years then ended in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (IASB). Basis for Opinion We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Group and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with IFRS Accounting Standards as issued by the IASB, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the financial statements, management is responsible for assessing the Group's ability to continue as a going concern at least, but not limited to, twelve months [one year] from the end of the reporting period, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Group or to cease operations, or has no realistic alternative but to do so. Auditor's Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, Deloitte AS and Deloitte Advokatfirma AS are the Norwegian affiliates of Deloitte NWE LLP, a member firm of Deloitte Touche Tohmatsu Limited ("DTTL"), its network of member firms, and their related entities. DTTL and each of its member firms are legally separate and independent entities. DTTL (also referred to as "Deloitte Global") does not provide services to clients. Please see www.deloitte.no for a more detailed description of DTTL and its member firms. © Deloitte AS Registrert i Foretaksregisteret Medlemmer av Den norske Revisorforening Organisasjonsnummer: 980 211 282

Deloitte. Side 2 individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with GAAS, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Group's internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Group's ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. Deloitte AS Oelbilte Æ Oslo, Norway May 28, 2025

Content Combined consolidated statement of comprehensive income Combined consolidated statement of financial position Combined consolidated statement of cash flows Combined consolidated statement of changes in equity Notes to the combined consolidated financial statements Section 1 - Overview 1.1 Corporate information 1.2 Basis of preparation 1.3 General accounting policies 1.4 Significant judgments, estimates and assumptions Section 2 - Operating performance 2.1 Revenue from contracts with customers 2.2 Employee benefit expenses 2.3 Other operating expenses 2.4 Trade and other receivables 2.5 Other current liabilities 2.6 Provisions 2.7 Inventories Section 3 - Tax 3.1 Income tax Section 4 - Group and related parties 4.1 Overview of Group companies and joint venture 4.2 Related party transactions and balances Section 5 - Non-current assets 5.1 Intangible assets and goodwill 5.2 Impairment assessment 5.3 Property, plant & equipment 5.4 Right-of-use assets and lease liabilities Section 6 - Financial instruments, risk and equity 6.1 Overview of financial instruments 6.2 Derivatives 6.3 Interest-bearing liabilities 6.4 Fair value measurement 6.5 Aging of financial liabilities 6.6 Cash and cash equivalents 6.7 Finance income and expenses 6.8 Share capital and shareholders information 6.9 Financial risk management Section 7 - Other disclosures 7.1 Share-based payment 7.2 Events after the reporting period

Combined consolidated statement of comprehensive income For the year ended 31 December (NOK thousand) Note 2024 2023 Revenue from contracts with customers 2.1 6 929 797 7 005 775 Other income 89 297 131 209 Total revenues and other income 7 019 094 7 136 984 Cost of goods sold 2.7 3 544 244 3 948 225 Employee benefit expenses 2.2 1 040 295 952 582 Other operating expenses 2.3 1 632 705 1 467 924 Depreciation and amortization 5.1, 5.3, 5.4 252 441 243 354 Operating profit 549 410 524 898 Share of results from joint venture 4.1 -4 811 -62 328 Finance income 6.7 29 930 25 596 Finance expense 6.7 161 896 172 930 Net financial items 131 966 147 334 Profit before tax 412 632 315 236 Income tax expense 3.1 84 253 49 336 Net profit for the year 328 379 265 900 Other comprehensive income Items which may subsequently be reclassified to profit or loss: Translation differences of foreign operations 71 240 59 990 Net gain/(loss) on cash flow hedges, before tax 6.2 98 916 14 534 Income tax on hedging reserve 6.2 -21 762 -3 197 Other comprehensive income for the year 148 394 71 326 Total comprehensive income for the year 476 773 337 226 Net profit/loss for the year attributable to: Equity holders of the parent company 328 379 265 900 Total comprehensive income attributable to: Equity holders of the parent company 476 773 337 226

Combined consolidated statement of financial position (NOK thousand) Note 12/31/2024 12/31/2023 01/01/2023 Intangible assets 5.1 3 418 925 3 398 269 3 380 982 Goodwill 5.1 2 745 081 2 715 693 2 691 099 Property, plant and equipment 5.3 310 196 289 895 210 389 Right-of-use assets 5.4 815 372 746 434 677 926 Non-current derivative financial assets 6.2 59 498 27 178 44 402 Deferred tax asset 3.1 145 361 153 926 152 977 Other non-current assets 13 696 13 355 13 137 Investment in joint venture 4.1 129 867 94 296 110 794 Total non-current assets 7 637997 7 439 047 7 281 706 Inventories 2.7 2 614 008 2 631 769 2 790 468 Trade and other receivables 2.4 1 372 849 1 263 704 1 406 617 Current derivative financial assets 6.2 189 480 137 611 130 478 Other current assets 136 616 103 154 73 310 Income tax receivable 291 Cash and cash equivalents 6.6 1 117 415 1 344 408 772 166 Total current assets 5 430 368 5 480936 5 173 039 Total assets 13 068 365 12919982 12 454 745 (NOK thousand) Note Share capital 6.8 976 976 976 Share premium 6.8 7 219 412 7 219 412 7 219 412 Other capital reserves 6.2 425 548 277 153 205 827 Retained earnings 114 871 -244 675 -555 309 Total equity 7 760 807 7 252 866 6 870906 Non-current interest-bearing liabilities 6.3 1 962 161 Non-current lease liabilities 5.4 665 859 613 735 564 297 Deferred tax liability 3.1 772 913 763 884 757 643 Non-current derivative financial liabilities 6.2 37 742 21 207 21 703 Non-current provisions 2.6 8 720 3 208 1 096 Non-current contract liabilities 2.1 6 492 4 239 2 090 Other non-current liabilities 5 388 4 958 6 100 Total non-current liabilities 1 497 115 1 411 230 3 315 090 Current interest-bearing liabilities 6.3 1 788 352 2 581 914 431 378 Trade payables 674 838 561 871 788 875 Other current liabilities 2.5 907 297 803 829 791 315 Current lease liabilities 5.4 218 435 190 965 155 116 Current contract liabilities 2.1 16 711 10 656 11 138 Current provisions 2.6 35 182 15 408 27 661 Income tax payable 58 007 13 870 Current derivative financial liabilities 6.2 111 622 91 243 49 395 Total current liabilities 3 810 443 4 255 886 2 268 749 Total liabilities 5 307 558 5 667 116 5 583 838 Total equity and liabilities 13 068 365 12919982 12 454 745 Oslo, May 28, 2025 /s/ Carrie Ask Carrie Ask (CEO of Helly Hansen Group)